                                                                 EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

RE:                                                     CASE NO.:  03-11585

BioTransplant Incorporated                              JUDGE: CJK
          Debtor-in-Possession.

--------------------------

DEBTOR(S)CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING OCTOBER 31, 2003

COMES NOW,_______________________________________________________

Debtor-in-Possession, and hereby submits its Monthly Operating Report for the period commencing October 1, 2003 and ending October 31, 2003 as shown by the report and exhibits consisting of 17 pages and containing the following, as indicated:

/X/ Monthly Reporting Questionnaire (Attachment 1)

/X/ Comparative Balance Sheets (Forms OPR-1 & OPR-2)

/X/ Summary of Accounts Receivable (Form OPR-3)

/X/ Schedule of Post-petition Liabilities (Form OPR-4)

/X/ Income Statement (Form OPR-5)

/X/ Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 11/18/03                       DEBTOR(S)-IN-POSSESSION

                                     BY: /s/ Donald B. Hawthorne
                                         -------------------------------------
                                           (Signature)


                                     -----------------------------------------
                                           (Signature)

                                     Name & Title:  Donald B. Hawthorne
                                                    PRESIDENT & CEO
                                                    --------------------------
                                                       (Print or type)

                                     Address: 196 Boston Ave., Suite 2800
                                              Medford, MA 02155

                                     Telephone No.:  781-393-7651

                                                           ATTACHMENT 1 (Page 1)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:        BIOTRANSPLANT INC. DEBTOR IN POSSESSION

CASE NUMBER:      03-11585

MONTH OF:         October 31, 2003

1.   PAYROLL:  State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title                                  Wages Paid              Taxes Withheld
     of Executive                                 Gross         Net         Due          Paid
     --------------                               -----         ---         ---          ----
   None

     TOTAL EXECUTIVE PAYROLL:___________________________________________________

2.   INSURANCE: Is workers' compensation and other insurance in effect? /X/ YES.
                Are payments current? YES. *If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                Policies remain same as reported in initial debtor report.

                *Based on late notices received

                                                                            Date
                     Carrier           Coverage        Expiration     Premium Coverage
     Type             Name        Amount      Policy #    Date        Amounts Pd. Thru
     ----            -------      ------      --------    ----        ----------------
     Homeowners
                    ------------------------------------------------------------------------

     Rental Property
                    ------------------------------------------------------------------------

     Liability                  N/A
                    ------------------------------------------------------------------------

     Vehicle
                    ------------------------------------------------------------------------

     Workers
     Compensation
                    ------------------------------------------------------------------------

     Other


                                                           ATTACHMENT 1 (PAGE 2)
                                                                REV. 1/92

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER:    03-11585

MONTH OF:       October 31, 2003

3.   BANK ACCOUNTS - Please see attached sheet

                                                              ACCOUNT TYPE
                               Operating      Tax       Payroll      Other       Total
                               ---------   ---------   ---------   ---------   ---------
     Bank Name                 _________   _________   _________   _________   _________

     Account#                  _________   _________   _________   _________   _________

BEGINNING BOOK BALANCE         _________   _________   _________   _________   _________

     PLUS: Deposits            _________   _________   _________   _________   _________

     LESS: Disbursements       _________   _________   _________   _________   _________

     Other:                    _________   _________   _________   _________   _________
      Transfers In (Out)

     ______________________    _________   _________   _________   _________   _________

ENDING BOOK BALANCE            _________   _________   _________   _________   _________

     4. Post-petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below (attach separate sheet if necessary). - none

          Payments To/On                        Amount       Date       Check#
          --------------                       ---------   ---------   ---------
          Professionals (attorneys,
           accountants, etc.):

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

          Pre-petition debts:

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

Case Name      BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION      ATTACHMENT 1
Case Number    03-11585 CJK
Month ended:   October 31, 2003


                                                        Fleet National Bank
                                   Operating Account      Miltenyi Expense       Wainwright Bank              JP Morgan
Bank Name                          Fleet National Bank       Reimburse        Sale-Deposit-Miltenyi   BTI/Eligix/Miltenyi Escrow
Account No.                            94292-73926          942933-8718            400056762                  102066111

Beginning Book Balance      10/1/03    $ 1,944,027          $   100,000

Plus Deposits   Deposits               $   126,268                                    50,000
                Int. Income
Less Disbursements                     $   (61,240)                                       74

Payroll Provider Fee                   $       (74)


Transfers                                                                            (25,000)                    25,000

                                       -----------------------------------------------------------------------------------------
Outstanding Checks-
Ending Balance              31-Oct-03  $ 2,008,981          $   100,000               25,074                     25,000
                                       =========================================================================================
Ending Book balance                    $ 2,008,981          $   100,000               25,074                     25,000
                                       -----------------------------------------------------------------------------------------


                               BTI_DIP Accounts
                              -------------------
                               Flexible Spending      Payroll Account
Bank Name                     Fleet National Bank    Fleet National Bank     TOTAL
Account No.                       94192-73897           94292-73818

Beginning Book Balance            $       736           $         -       $ 2,044,763

Plus Deposits   Deposits
                Int. Income
Less Disbursements                $         -

Payroll Provider Fee                                    $        74
                                                        $       (74)

Transfers

                              -------------------------------------------------------
Outstanding Checks-
Ending Balance                    $       736           $         -       $ 2,159,791
                              =======================================================
Ending Book balance               $       533                             $ 2,159,588
                              -------------------------------------------------------
                                    (B)



NOTE: BioTransplant Incorporated instructed its banks to close all accounts and establish new ones per the court instructions.

NOTE: On the petition date, the debtor asked Fleet National Bank to establish three new accounts. Fleet National Bank did establish three new accounts for BioTransplant, however, they did not transfer the sum from our pre-petition accounts to the Debtor in Possession accounts. Per Fleet's internal Procedures, the accounts were not immediately closed, but were frozen as of the petition date so that no checks or other obligations could clear. Finally, on April 3, 2003, the pre-petition accounts were all closed and the funds were moved into the Debtor-in-Possession accounts.

(A) BioTransplant Incorporated segregated $100,000 into a new escrow account pursuant to an asset purchase agreement between Miltenyi and BioTransplant Incorporated and sale ordered as entered with the court on July 31, 2003.

(B) The net variance in the Flexible spending account is due to unreconciled difference which existed pre-petition.

                                                                      FORM OPR-1

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION    COMPARATIVE BALANCE SHEETS

CASE NUMBER : 03-11585                             MONTH ENDED: 10/31/03

Please see attached

                                          FILING
                                            DATE     MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
ASSETS                                    _______   _______   _______   _______   _______   _______   _______

CURRENT ASSETS                            _______   _______   _______   _______   _______   _______   _______
 Cash

 Other negotiable instruments (i.e
   CD's Treasury bills, etc.)             _______   _______   _______   _______   _______   _______   _______

 Accounts Receivable, Net (OPR-3)         _______   _______   _______   _______   _______   _______   _______

  Less allowance for doubtful accounts    _______   _______   _______   _______   _______   _______   _______

  Inventory, at cost                      _______   _______   _______   _______   _______   _______   _______

  Prepaid expenses and deposits           _______   _______   _______   _______   _______   _______   _______

  Investments                             _______   _______   _______   _______   _______   _______   _______

  Other: ______________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL CURRENT ASSETS                   _______   _______   _______   _______   _______   _______   _______

PROPERTY, PLANT AND EQUIPMENT, AT COST    _______   _______   _______   _______   _______   _______   _______

 Less Accumulated Depreciation            _______   _______   _______   _______   _______   _______   _______

  NET PROPERTY, PLANT AND EQUIPMENT       _______   _______   _______   _______   _______   _______   _______

OTHER ASSETS                              _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL ASSETS                           _______   _______   _______   _______   _______   _______   _______

* Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                                      FORM OPR-2

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION    COMPARATIVE BALANCE SHEETS
CASE NUMBER: 03-11585                              MONTH ENDED: 10/31/03

     Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH

LIABILITIES                               _______   _______   _______   _______   _______   _______   _______

POST PETITION LIABILITIES(OPR-4)            -0-     _______   _______   _______   _______   _______   _______

PRE PETITION LIABILITIES
 Priority Debt                            _______   _______   _______   _______   _______   _______   _______

 Secured Debt                             _______   _______   _______   _______   _______   _______   _______

 Unsecured Debt                           _______   _______   _______   _______   _______   _______   _______

  TOTAL PRE PETITION LIABILITIES          _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES                      _______   _______   _______   _______   _______   _______   _______

SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK                          _______   _______   _______   _______   _______   _______   _______

 COMMON STOCK                             _______   _______   _______   _______   _______   _______   _______

 PAID-IN CAPITAL                          _______   _______   _______   _______   _______   _______   _______

 RETAINED EARNINGS
  Through Filing Date                     _______   _______   _______   _______   _______   _______   _______

  Post Filing Date                        _______   _______   _______   _______   _______   _______   _______

   TOTAL SHAREHOLDERS' EQUITY             _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES AND                  _______   _______   _______   _______   _______   _______   _______
    SHAREHOLDERS' EQUITY

                                                                      FORM OPR-1
                                                                      FORM OPR-2

CASE NAME    BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION
CASE NUMBER  03-211585 CJK
                 OCTOBER 31, 2003

CASE NAME    ELIGIX INCORPORATED DEBTOR IN POSSESSION
CASE NUMBER  03-211584 CJK

While the cases for Bankruptcy purposes are separate, BioTransplant and Eligix report on a consolidated basis for tax and Securities and Exchange Commission purposes. Accordingly, and because these reports will be disclosed under SEC 8-K filings, BTI and ELIGIX are filing these MOR's to reflect figures both on consolidated and stand alone bases

                                                                                               MARCH 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,992,428                    $    2,992,428
       Accounts Receivable                                                           251,850           11,900          239,950
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 240,262                           240,262
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,992,015           11,900        3,980,115

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                0
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,854

       Other Assets
           Deposits                                                                  128,000          128,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,521,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                         $     16,048,922   $    2,089,110   $   13,959,812
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $         32,682   $        6,767   $       25,915
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                      1,089,049                         1,089,049
           Unsecured Debt-received post 2/27/03                                        1,227                             1,227
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,357,280           29,662        2,327,618
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,197,335           36,429        7,160,906
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                          Retained Earnings                                                                                  -
                          Through Filing Date                                   (153,252,212)                     (153,252,212)
                          Adj. to RE pre-petition
                          Post Filing Date                                          (179,854)               -         (173,087)
                          ELIGIX Unadj. Retained Earnings-at Filing Date                   -        2,059,448       (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing Date                             (6,767)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,851,587        2,052,681        6,798,906
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     16,048,922   $    2,089,110   $   13,959,812
                                                                            ==================================================

                                                                                               APRIL 30, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,810,351                    $    2,810,351
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                  89,368                            89,368
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,657,566           11,900        3,645,666

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                         $     15,593,473   $    1,968,110   $   13,625,363
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        378,739   $       14,243   $      364,496
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        895,788                           895,788
           Unsecured Debt-received post 2/27/03                                        2,060                             2,060
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,164,852           29,662        2,135,190
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,350,964           43,905        7,307,059
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
           Retained Earnings                                                                                                 -
                    Through Filing Date                                        (153,252,212)                     (153,252,212)
                    Adj. to RE pre-petition                                         174,203                           174,203
                    Post Filing Date                                               (963,134)               -         (827,892)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                2,059,448       (2,059,448)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date               (135,243)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,242,510        1,924,206        6,318,304
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,593,473   $    1,968,110    $  13,625,363
                                                                            ==================================================

                                                                                               MAY 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,700,387                    $ 2,700,387
       Accounts Receivable                                                           250,372           11,900       238,472
       Less allowances for DA                                                              -                              -
       Inventory at Cost                                                             507,475                -       507,475
       Prepaid Expenses and Deposits                                                 229,996                        229,996
       Investments                                                                         -                              -
       Other                                                                                                              -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,688,230           11,900     3,676,330

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                      7,388,148
           Eligix Assets                                                           1,949,210        1,949,210             -
           Less Accumulated Depreciation                                          (6,172,494)                    (6,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210     1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000             -
           Intangible Assets                                                       6,142,856                      6,142,856(A)
           Goodwill                                                                2,621,187                      2,621,187(A)
                                                                            --------------------------------------------------
       Total Assets                                                               15,624,137        1,968,110    13,656,027
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        748,237   $       14,388   $   733,849
       Pre-Petion Liabilities                                                                                             -
           Priority Debt                                                              11,805                         11,805
           Secured Debt                                                                    -           11,553             -
           Unsecured Debt                                                          1,255,199           18,109     1,225,537
           Unsecured Debt-Accrued Liabilities                                        893,130                        893,130
           Unsecured Debt-received post 2/27/03                                       15,447                         15,447
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,175,581           29,662     2,148,578
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                      4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,731,191           44,050     7,689,800
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                     -
           Deferred Compensation                                                    (851,412)                      (851,412)(E)
           Preferred Stock                                                                 -                              -
           Common Stock                                                              256,184                        256,184
           Paid in Capital                                                       162,878,881                    162,878,881
           Retained Earnings                                                                                              -
                    Through Filing Date                                         (153,252,212)                  (153,252,212)
                    Adj. to RE pre-petition                                          160,815                        160,815
                    Post Filing Date                                              (1,299,310)               -    (1,163,922)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                 2,059,448       (2,059,448)   (2,059,448)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date                                 (135,388)            -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  7,892,946        1,924,061     5,966,226
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,624,137   $    1,968,110   $13,656,026
                                                                            ==================================================


                                                          JUNE 30, 2003                                 JULY 31, 2003
                                         CONSOLIDATED BTI   ELIGIX     BTI ONLY      CONSOLIDATED BTI    ELIGIX    BTI ONLY
       Cash                              $  2,462,160                $ 2,462,160          $  2,397,325            $  2,397,325
       Accounts Receivable                    179,795       11,900       167,895               119,795     11,900      107,895
       Less allowances for DA                       -                          -                     -                       -
       Inventory at Cost                      507,475            -       507,475               507,475          -      507,475
       Prepaid Expenses and Deposits          213,445                    213,445               193,144                 193,144
       Investments                                  -                          -                     -                       -
       Other                                                                   -                                             -
                                                                               -                                             -
                                         -------------------------------------------------------------------------------------
       Total Current Assets                 3,362,875       11,900     3,350,975             3,217,739     11,900    3,205,839

       Property, Plant and Equipment                                                                                         -
           BioTransplant                    7,388,148                  7,388,148             7,388,148               7,388,148
           Eligix Assets                    1,949,210    1,949,210             -             1,949,210  1,949,210            -
           Less Accumulated Depreciation   (6,172,494)                (6,172,494)(A)        (6,172,494)             (6,172,494)(A)
                                         -------------------------------------------------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210     1,215,654             3,164,864  1,949,210    1,215,654
                                                                                                                             -
       Other Assets                                                                                                          -
           Deposits                             7,000        7,000             -                 7,000      7,000            -
           Intangible Assets                6,142,856                  6,142,856(A)          6,142,856               6,142,856 (A)
           Goodwill                         2,621,187                  2,621,187(A)          2,621,187               2,621,187 (A)
                                         -------------------------------------------------------------------------------------
       Total Assets                        15,298,782    1,968,110    13,330,672           $15,153,646 $1,968,110  $13,185,536
                                         =====================================================================================

       Liabilities
       Post Petition Liabilities         $    700,333   $   17,430   $   682,803           $   793,280 $   17,904  $   775,376
       Pre-Petition Liabilities                                                -                                             -
           Priority Debt                       11,805                     11,805(D)             11,805                  11,805 (D)
           Secured Debt                             -       11,553             -(C)                  -     11,553            - (C)
           Unsecured Debt                   1,256,199       18,109     1,225,537             1,255,199     18,109    1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                    893,130(B)(F)         893,130                 893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        21,526            -        21,526                30,405          -       30,405
                                          ------------------------------------------------------------------------------------
           Total Pre-Petition Liabilities   2,181,660       29,662     2,151,998             2,190,539     29,662    2,160,877
                                          ------------------------------------------------------------------------------------
                                                                                                                             -
           Deferred Revenue                 4,807,373                  4,807,373(A)          4,807,373               4,807,373 (A)
                                                                                                                             -
                                          ------------------------------------------------------------------------------------
           Total Liabilities                7,689,366       47,092     7,642,274             7,791,192     47,566    7,743,626
                                          ------------------------------------------------------------------------------------
                                                                                                                              -
       Shareholder's Equity (Deficit)                                          -                                             -
           Deferred Compensation             (851,412)                  (851,412)(E)          (851,412)               (851,412)(E)
           Preferred Stock                          -                          -                     -                       -
           Common Stock                       256,241                    266,241               256,241                 256,241
           Paid in Capital                162,879,450                162,879,450           162,879,450             162,879,450
           Retained Earnings                                                   -                                             -
               Through Filing Date       (153,252,212)              (153,252,212)(A)      (153,252,212)           (153,252,212)(A)
               Adj. to RE pre-petition        154,736                    154,736 (F),(F1)      145,857                 145,857 (F)
               Post Filing Date            (1,577,367)           -     1,438,967            (1,815,470)         -   (1,676,566)
               ELIGIX Unadj. Retained
               Earnings - at Filing Date           -     2,059,448    (2,059,448)                     -  2,059,448   (2,059,448)
               ELIGIX Unadj. Retained
               Earnings - Post Filing Date                (138,430)            -                          (138,904)           -
                                          -------------------------------------------------------------------------------------
       Total Shareholder's Equity           7,609,416    1,921,016     5,686,398              7,362,454  1,920,544    5,441,910
                                          -------------------------------------------------------------------------------------
                                                    -                          -                      -                       -
                                          -------------------------------------------------------------------------------------
       Total Liabilities and
       Shareholders Equity                $15,298,782   $1,968,110   $13,330,671           $ 15,153,646 $1,968,110 $ 13,185,536
                                          =====================================================================================

                                                     AUGUST 31, 2003                              SEPTEMBER 30, 2003
                                    CONSOLIDATED BTI    ELIGIX      BTI ONLY       CONSOLIDATED BTI     ELIGIX        BTI ONLY
       Cash                          $  2,392,624                 $  2,392,624      $  2,044,580                  $  2,044,580
       Accounts Receivable                 59,795       11,900          47,895            59,795         11,900         47,895
       Less allowances for DA                                -               -                                -              -
       Inventory at Cost                  507,475            -         507,475           507,475              -        507,475
       Prepaid Expenses and Deposits      172,843                      172,843           152,542                       162,542
       Investments                              -                            -                 -                             -
       Other                                                                 -                                               -
                                     -----------------------------------------      ------------------------------------------
       Total Current Assets             3,132,737       11,900       3,120,837         2,764,372         11,900      2,762,472

       Property, Plant and Equipment
           BioTransplant                7,388,148                    7,388,148         7,388,148                     7,388,148
           Eligix Assets                1,949,210    1,949,210               -         1,949,210      1,949,210              -
           Less Accumulated
           Depreciation                (6,172,494)                  (6,172,494)(A)    (6,172,494)                   (6,172,494)(A)
                                     -----------------------------------------      -----------------------------------------
           Net Property, Plant and
           Equipment                    3,164,864    1,949,210       1,215,854         3,164,864      1,949,210      1,215,854

       Other Assets
           Deposits                         7,000        7,000               -             7,000          7,000              -
           Intangible Assets            6,142,856                    6,142,856         6,142,856                     6,142,856 (A)
           Goodwill                     2,621,187                    2,621,187 (A)     2,621,187                     2,621,187 (A)
                                     -----------------------------------------      ------------------------------------------
       Total Assets                  $ 15,068,644  $ 1,968,110   $  13,100,534      $ 14,700,279    $ 1,969,110   $ 12,732,169
                                     =========================================      ==========================================

       Liabilities
       Post Petition Liabilities     $    915,559  $    18,225   $    897,334       $    728,051    $     19,404   $    708,647
       Pre-Petion Liabilities                                               -                                                -
           Priority Debt                   11,805                      11,805 (D)         11,805                        11,805 (D)
           Secured Debt                         -       11,553              - (C)              -         11,553              - (C)
           Unsecured Debt               1,255,199       18,109      1,225,537          1,255,199         18,109      1,225,537
           Unsecured Debt-Accrued
           Liabilities                    893,130                     893,130 (B)        893,130                       893,130 (B)
           Unsecured Debt-received
           post 2/27/03                    30,405                      30,405             33,080                        33,080
                                     ----------------------------------------     ------------------------------------------
           Total Pre-Petition
           Liabilities                  2,190,539       29,662      2,160,877          2,193,214         29,652      2,153,652
                                     ----------------------------------------     ------------------------------------------
           Deferred Revenue             4,807,373                   4,807,373 (A)      4,807,373                     4,807,373 (A)
                                     ----------------------------------------     ------------------------------------------
           Total Liabilities            7,913,471       47,413      7,866,058          7,728,638         49,056      7,879,672
                                     ----------------------------------------     ------------------------------------------

       Shareholder's Equity (Deficit)
           Deferred Compensation         (851,412)                   (851,412)(E)       (851,412)                     (851,412)(E)
           Preferred Stock                      -                           -                  -                            -
           Common Stock                   256,241                     256,241            256,241                       256,241
           Paid in Capital            162,879,450                 162,879,450        162,879,450                   162,879,450
               Retained Earnings               -                             -                  -                            -
               Through Filing Date   (153,252,212)               (153,252,212)(A)   (153,252,212)                 (153,252,212)(A)
               Adj. to RE
               pre-petition
               Post Filing Date           145,857            -        145,857 (F)        143,162              -        143,162 (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing
               Date                    (2,022,751)           -     (1,883,526)        (2,203,608)             -     (2,063,204)
               ELIGIX Unadj.
               Retained Earnings-Post
               Filing Date                      -    2,059,448     (2,059,448)                 -      2,059,448     (2,059,448)
                                                      (139,225)             -                          (140,409)             -
                                     ----------------------------------------     --------------------------------------------
       Total Shareholder's Equity       7,155,173    1,920,697      5,234,476          6,971,641      1,919,044      5,062,597
                                     ----------------------------------------     --------------------------------------------
                                                -                           -                  -                             -
                                     ----------------------------------------     --------------------------------------------
       Total Liabilities and
       Shareholders Equity           $ 15,068,644  $ 1,968,110   $ 13,100,534     $   14,700,279   $  1,969,110  $  12,732,169
                                     ========================================     ============================================

                                                        31-Oct-03

                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY
       Cash                              $  2,159,588                $  2,159,588
       Accounts Receivable                     59,795       11,900         47,895
       Less allowances for DA                       -                           -
       Inventory at Cost                      507,475            -        507,475
       Prepaid Expenses and Deposits          105,937                     105,937
       Investments                                  -                           -
       Other                                                                    -
                                         --------------------------------------------
       Total Current Assets                 2,832,795       11,900      2,820,895

       Property, Plant and Equipment
           BioTransplant                    7,388,148                   7,388,148
           Eligix Assets                    1,949,210    1,949,210              -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)
                                         --------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,654

       Other Assets
           Deposits                             7,000        7,000              -
           Intangible Assets                6,142,856                   6,142,856
           Goodwill                         2,621,187                   2,621,187 (A)
                                         --------------------------------------------
       Total Assets                      $ 14,768,702   $1,968,110   $ 12,800,592
                                         ============================================

       Liabilities
       Post Petition Liabilities         $    864,454   $   19,404   $    845,050
       Pre-Petion Liabilities                                                   -
           Priority Debt                       11,805                      11,805 (D)
           Secured Debt                             -       11,553              - (C)
           Unsecured Debt                   1,255,199       18,109      1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        35,815            -         35,815
                                         --------------------------------------------
           Total Pre-Petition
           Liabilities                      2,195,949       29,662      2,166,287
                                         --------------------------------------------

           Deferred Revenue                 4,807,373                   4,807,373 (A)
                                         --------------------------------------------
           Total Liabilities                7,867,776       49,066      7,818,710
                                         --------------------------------------------

       Shareholder's Equity (Deficit)
           Deferred Compensation             (851,412)                   (851,412)(E)
           Preferred Stock                          -                           -
           Common Stock                       256,336                     256,336
           Paid in Capital                162,879,735                 162,879,735
               Retained Earnings                    -                           -
               Through Filing Date       (153,252,212)               (153,252,212)(A)
               Adj. to RE pre-petition
               Post Filing Date               140,447            -        140,447 (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing Date     (2,271,968)           -     (2,131,564)
               ELIGIX Unadj. Retained
               Earnings-Post Filing Date            -    2,059,448     (2,059,448)
                                                          (140,404)             -
                                         --------------------------------------------
       Total Shareholder's Equity           6,900,926    1,919,044      4,981,882
                                         --------------------------------------------

                                         --------------------------------------------
       Total Liabilities and
       Shareholders Equity               $ 14,768,702   $1,968,110   $ 12,800,592
                                         ============================================


       (A) Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. As of May 28, 2003, Biotransplant Incorporated has not closed its December 31, 2002 accounting records as a results of a delay in completing the 2002 year end audit due to chapter 11 filing.

       The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue
       (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

       (B) We expect this amount will also be adjusted downward upon the completion of our 2002 year end audit.

       (C) Plus undetermined value of debt secured by Collateral for BioTransplant Incorporated.

       (D) Amount reflects joint obligation of BioTransplant Incorporated and Eligix, Inc. for tax and SEC reporting purposes.

       (E) Deferred compensation is the net amount of expense to be amortized and recognized relating to stock based compensation granted by BTI to its employees.

       (F) $107,000 of accrued vacation was reversed in April. It related to pre-petition period. All of the accrued vacation sums were paid in January 03. $67,000 of pre-petition accrued legal fees were reversed as they had been paid pre-petition. $13,388 of new invoices received which related to expenses incurred during pre-petition period.

                                                                      FORM OPR-3

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION   SUMMARY ACCOUNTS RECEIVABLE


CASE NUMBER:  03-11585                              MONTH ENDED: 10/31/03

                                                          0-30         31-60          61-90         OVER
                                            TOTAL         DAYS         DAYS           DAYS        90 DAYS
DATE OF FILING: 2/27/03                  $  445,958    __________    __________    __________   $  445,958

 Allowance for doubtful accounts           (190,578)   (_________)   (_________)   (_________)    (190,578)

MONTH: 3/31/03                           $  239,250    __________    __________    __________   $  239,250*

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

        *allowance for doubtful accounts listed as of filing have been re-classified as collectable as a result of developments in chapter 11.

MONTH: 4/30/03                          $   238,472    __________    __________    __________  $   238,472(1)

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

(1) Pre-petition item booked as receivable when it should have been expensed.

MONTH: 5/31/03                          $   238,472    __________    __________    __________  $   238,472

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 6/30/03                          $   167,895    __________    __________    __________  $   167,895

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 7/31/03                          $   107,895    __________    __________   __________   $   107,895




 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 8/31/03                          $    47,895    __________    __________    __________  $    47,895

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

 Date of Filing 9/30/03                 $    47,895   (_________)   (_________)   (_________)  $    47,895

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

 Month 10/31/03                         $    47,895   (_________)   (_________)   (_________)  $    47,895

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)


Note: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4

CASE NAME: BIOTRANSPLANT INC. DIP.         SCHEDULE OF POST PETITION LIABILITIES

CASE NUMBER: 03-11585                      MONTH ENDED: 10/31/03

                                     DATE       DATE       TOTAL      0-30      31-60      61-90       OVER
                                   INCURRED     DUE         DUE       DAYS       DAYS       DAYS     90 DAYS
TAXES PAYABLE
 Federal Income Taxes              ________   ________   ________   ________   ________   ________   ________

 FICA - Employer's share           ________   ________   ________   ________   ________   ________   ________

 FICA - Employee's share           ________   ________   ________   ________   ________   ________   ________

 Unemployment Tax                  ________   ________   ________   ________   ________   ________   ________

 State Income Tax                  ________   ________   ________   ________   ________   ________   ________

 State Sales & Use Tax             ________   ________   ________   ________   ________   ________   ________

 State ____ Tax                    ________   ________   ________   ________   ________   ________   ________

 Personal Property Tax             ________   ________   ________   ________   ________   ________   ________

   TOTAL TAXES PAYABLE             ________   ________   ________   ________   ________   ________   ________

POSTPETITION SECURED DEBT          ________   ________   ________   ________   ________   ________   ________

POSTPETITION UNSECURED DEBT        10/31/03   ________  $ 845,050   ________   ________   ________   ________

ACCRUED INTEREST PAYABLE           ________   ________   ________   ________   ________   ________   ________

TRADE ACCOUNTS PAYABLE & OTHER:
 (list separately*)

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

 TOTALS                            10/31/03   ________  $ 845,050   ________   ________   ________   ________

* Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

                                                                      FORM OPR-5

CASE NAME:  BIOTRANSPLANT INC. DIP                    INCOME STATEMENT

CASE NUMBER: 03-11585                                 MONTH ENDED   10/31/03

Please see attached

                                                                                                      FILING
                                     MONTH     MONTH      MONTH      MONTH      MONTH      MONTH     TO DATE
                                   ________   ________   ________   ________   ________   ________   ________

NET REVENUE (INCOME)               ________   ________   ________   ________   ________   ________   ________

COST OF GOODS SOLD
 Materials                         ________   ________   ________   ________   ________   ________   ________

 Labor - Direct                    ________   ________   ________   ________   ________   ________   ________

 Manufacturing Overhead            ________   ________   ________   ________   ________   ________   ________

   TOTAL COST OF GOODS SOLD        ________   ________   ________   ________   ________   ________   ________

GROSS PROFIT                       ________   ________   ________   ________   ________   ________   ________

OPERATING EXPENSES
 Selling and Marketing             ________   ________   ________   ________   ________   ________   ________

 General and Administrative        ________   ________   ________   ________   ________   ________   ________

 Other:______________              ________   ________   ________   ________   ________   ________   ________

   TOTAL OPERATING EXPENSES        ________   ________   ________   ________   ________   ________   ________

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ________   ________   ________   ________   ________   ________   ________

INTEREST EXPENSE                   ________   ________   ________   ________   ________   ________   ________

DEPRECIATION                       ________   ________   ________   ________   ________   ________   ________

INCOME TAX EXPENSE (BENEFIT)       ________   ________   ________   ________   ________   ________   ________

EXTRAORDINARY INCOME (EXPENSE)*    ________   ________   ________   ________   ________   ________   ________

    NET INCOME (LOSS)              ________   ________   ________   ________   ________   ________   ________

Requires Footnote

                                                                      FORM OPR-5

CASE NAME       BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER     03-11585 CJK
                INCOME STATEMENT

MONTH ENDED     OCTOBER 31, 2003

                               March 31,    April 30,     May 31,    June 30,    July 31,    August 31,  September 30,  October 31,
                                 2003         2003         2003        2003        2003         2003         2003          2003
Net Revenue                  $         -   $        -   $    8,330   $       0   $          $        -

Cost of Goods Sold
            Materials
            Labor-Direct
            Manufacturing OH
            Total Cost
            of Goods Sold

Gross Profit                           -            -            -

Operating Expenses

            Selling and
            Marketing                  -            -            -
            General and
            Administrative       174,125      652,263(A)   344,361     275,035     237,609     206,960      179,678    185,049
            Other

            Total Operating
            Expenses             174,125      652,263      344,361(B)  275,035     237,609     206,960      179,678    185,049

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES          174,125(A)   652,263      344,361     275,035     237,609     206,960      179,678    185,049

Interest Expense                       -        2,816           -

Depreciation                           -            -            -            (B)

Income Tax Expense
(Benefit)                              -            -            -

Extraordinary Income
(Expense)                              -            -            -                                                     114,000(c)

Interest Income                    1,038          273            -                                                       74.00
                              ----------   ----------   ----------   ---------   ---------   ---------    ---------  ---------
Net Income (Loss)             $ (173,086)  $ (654,805)  $ (336,031)  $(275,035)  $(237,609)  $(206,960)   $(179,678) $ (70,975)
                              ==========   ==========   ==========   =========   =========   =========    =========  =========

(A) Includes legal expenses of approximately $444,000 of which approximately $316,000 was due and payable ($120,000 to Cohn Khoury Madoff and Whitsell, $137,000 to Hale and Dorr, $43,000 to Goodwin Proctor, $16,000 to Carella Byrne).

(B) As of September 30, 2003, BioTransplant Incorporated has not closed its December 31, 2002 accounting records.

The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

(C) During the month of October 2003, BioTransplant and Eligix Inc. closed the sale of part of its assets to Miltenyi Biotech. The sale was priced at $175,000 and for the month ending October 31, 2003, BioTransplant recorded $61,000 of expenses directly related to this transaction.

                                                                      FORM OPR-6

CASE NAME:     BIOTRANSPLANT INCORPORATED  STATEMENT OF SOURCES AND USES OF CASH
               DIP
                                           MONTH ENDED: 10/31/03
CASE NUMBER:   03-11585

PLEASE SEE ATTACHED


                                    MONTH      MONTH      MONTH      MONTH      MONTH       MONTH      MONTH     MONTH     MONTH
                                   ________   ________   ________   ________   ________   ________   ________   _______   _______

SOURCES OF CASH
 Income (Loss) From Operations     ________   ________   ________   ________   ________   ________   ________   _______   _______
  Add: Depreciation, Amortization
       & Other Non-Cash Items      ________   ________   ________   ________   ________   ________   ________   _______   _______

OPERATIONS                         ________   ________   ________   ________   ________   ________   ________   _______   _______

 Add: Decrease in Assets:
      Accounts Receivable          ________   ________   ________   ________   ________   ________   ________   _______   _______

      Inventory                    ________   ________   ________   ________   ________   ________   ________   _______   _______

      Prepaid Expenses & Deposits  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Property, Plant & Equipment  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Other                        ________   ________   ________   ________   ________   ________   ________   _______   _______

   Increase in Liabilities:
      Pre Petition Liabilities     ________   ________   ________   ________   ________   ________   ________   _______   _______

      Post Petition Liabilities    ________   ________   ________   ________   ________   ________   ________   _______   _______

    TOTAL SOURCES OF CASH (A)      ________   ________   ________   ________   ________   ________   ________   _______   _______

USES OF CASH
 Increase in Assets:
   Accounts Receivable             ________   ________   ________   ________   ________   ________   ________   _______   _______

   Inventory                       ________   ________   ________   ________   ________   ________   ________   _______   _______

   Prepaid Expenses & Deposits     ________   ________   ________   ________   ________   ________   ________   _______   _______

   Property, Plant & Equipment     ________   ________   ________   ________   ________   ________   ________   _______   _______

   Other                           ________   ________   ________   ________   ________   ________   ________   _______   _______

Decrease in Liabilities:
 Pre Petition Liabilities          ________   ________   ________   ________   ________   ________   ________   _______   _______

 Post Petition Liabilities         ________   ________   ________   ________   ________   ________   ________   _______   _______

      TOTAL USES OF CASH (B)       ________   ________   ________   ________   ________   ________   ________   _______   _______

NET SOURCE (USE)
 OF CASH (A-B = NET)               ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - BEGINNING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - ENDING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

                                                                      FORM OPR-6

CASE NAME        BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER      03-11585 CJK

                      STATEMENT OF SOURCES AND USES OF CASH

MONTH ENDED OCTOBER 31, 2003

                               MARCH 31,    APRIL 30,     MAY 31,    JUNE 30,     JULY 31,     AUGUST 31,   SEPTEMBER 30,
                                 2003         2003         2003        2003         2003         2003           2003      31-Oct-03
SOURCES OF CASH
       Income (Loss)
       From Operations       $  (173,087) $ (654,805) $  (336,031) $ (275,035)  $  (237,609)   $ (206,960)   $  (179,678)  (70,975)
       Add: Depreciation,
            Amortization
            & Other                5,287      24,445       20,386      20,301        20,301        20,301         20,301    46,605
       Non-Cash Items                  -       1,478            -           -             -             -              -         -
                                       -       2,803            -           -             -             -              -         -
OPERATIONS
 Add:  Decrease in Assets:
       Accounts Receivable       255,379          -             -      70,577        60,000        60,000              -         -
       Inventory                       -          -             -           -             -             -              -         -
       Prepaid Expenses &
       Deposits                    7,050    125,000             -           -             -             -              -         -
       Property, Plant
       and Equipment                   -          -             -           -             -             -              -         -
       Other Purchase of
       common shares                                                                                                        (F)380
       Other                           -     13,828             -           -             -             -              -         -

       Increase in Liabilities
       Pre-Petition Liabilities        -          -(A)          -            (C)                          (D)          (E)
       Post Petition Liabilities  25,915    338,581       369,353           -        92,473       121,958              -         -
       Other: Exercise of
       options                                                            626                                              136,403

      TOTAL SOURCES OF CASH (A)  120,544   (148,670)       53,708    (183,531)      (64,835)       (4,701)      (159,377)

USES OF CASH
      Increase in Assets:
      Accounts Receivable              -          -             -           -             -             -              -   112,413
      Inventory                        -          -             -                                                188,687
      Prepaid Expenses &
      Deposits                         -     15,183       161,014       3,750             -             -              -         -
      Property, Plant and
      Equipment
      Other                            -           -            -           -             -             -              -         -

      Decrease in Liabilities
      Pre-Petition Liabilities         -     17,152(B)      2,658
      Post Petition Liabilities        -      1,072                    50,946             -             -        188,687  (2,615)(G)

      TOTAL USES OF CASH (B)           -     33,407       163,672      54,696             -             -                  2,615

NET SOURCE (USE) OF CASH
(A-B=NET)                    $   120,544 $(182,077)   $  (109,964) $ (238,227)   $   (64,835)       (4,701)      (348,064)   115,028

CASH-BEGINNING BALANCE       $ 2,871,884 $2,992,428   $ 2,810,351  $2,700,837    $ 2,462,160    $2,397,325      2,392,624  2,044,560
2,392,624
CASH-ENDING BALANCE          $ 2,992,428 $2,810,351   $ 2,700,387  $2,462,160    $ 2,397,325    $2,397,624      2,044,560  2,159,588

(A) Increase of $833 in pre-petition liabilities is offset against beginning retained earnings balance as it relates to expenses incurred during pre-petition (prior to 2/27/03) period. Therefore it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

(B) Decrease of $107,000 and $67,000 in pre-petition accrued liabilities is offset against beginning retained earnings balance as it relates to expenses to have been offset during pre-petition (prior to 2/27/03) period. Therefore, it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

(C) During the month of June 2003, increase of $6,079 in pre-petition obligations offset against beginning retained earnings balance as it relates to expenses incurred during pre-petition (prior to 2/27/03) period. Therefore, it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

(D) During the month of August 2003, increase of $8,879 in pre-petition liabilities is offset against beginning retained earnings balance as it relates to expenses incurred during pre-petition (prior to 2/27/03) period. Therefore, it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

(E) During the month of September 2003, increase of $2,675 in pre-petition liabilities is offset against beginning retained earnings balance as it relates to expenses incurred during pre-petition period (prior to 2/27/03). Therefore, it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

(F) During the month of October, increase of $2,735 in prepetition liabilities is offset against beginning retained earnings balance as it relates to expenses incurred during pre-petition period (prior to 2/27/03). Therefore, it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

(G) During the month of October 2003, expenses and liabilities relating to pre-October 2003 for the sum of $2,615 were voided.

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

RE:                                                     CASE NO.:  03-11584

Eligix Incorporated                                     JUDGE: CJK
                Debtor in Possession
_____________________________

DEBTOR(S)CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING October 31, 2003

COMES NOW,_______________________________________________________

Debtor-in-Possession, and hereby submits its Monthly Operating Report for the period commencing October 1, 2003 and ending October 31, 2003 as shown by the report and exhibits consisting of 16 pages and containing the following, as indicated:

/X/ Monthly Reporting Questionnaire (Attachment 1)

/X/ Comparative Balance Sheets (Forms OPR-1 & OPR-2)

/X/ Summary of Accounts Receivable (Form OPR-3)

/X/ Schedule of Post-petition Liabilities (Form OPR-4)

/X/ Income Statement (Form OPR-5)

/X/ Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  11/18/03                       DEBTOR(S)-IN-POSSESSION
     ---------------
                                     BY: /s/ Donald B. Hawthorne
                                         -------------------------------------
                                            (Signature)


                                     -----------------------------------------
                                            (Signature)

                                     Name & Title: Donald B. Hawthorne,
                                                   PRESIDENT & CEO
                                                   ---------------------------
                                                     (Print or type)

                                     Address: 196 Boston Ave.
                                             ---------------------------------
                                              Medford, MA 02155
                                             ---------------------------------

                                     Telephone No.:  781-393-7651
                                                   ---------------------------

                                                           ATTACHMENT 1 (Page 1)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:        ELIGIX INC. DEBTOR IN POSSESSION

CASE NUMBER:      03-11584 CJK

MONTH OF:         October 31, 2003

1.   PAYROLL:  State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title                                  Wages Paid              Taxes Withheld
     of Executive                                 Gross         Net         Due          Paid
     --------------                               -----         ---         ---          ----
   None
                                                               None
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

     TOTAL EXECUTIVE PAYROLL:___________________________________________________________________________

2.   INSURANCE: Is workers' compensation and other insurance in effect? YES.
                Are payments current? YES. *If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                Policies remain same as reported in initial debtor report.

                *Based on late notices received

                                                                            Date
                     Carrier           Coverage        Expiration     Premium Coverage
     Type             Name        Amount      Policy #    Date        Amounts Pd. Thru
     ----            -------      ------      --------    ----        ----------------
     Homeowners
                    ------------------------------------------------------------------------

     Rental Property
                    ------------------------------------------------------------------------

     Liability
                    ------------------------------------------------------------------------

     Vehicle                    N/A
                    ------------------------------------------------------------------------

     Workers
     Compensation
                    ------------------------------------------------------------------------

     Other


                                                           ATTACHMENT 1 (Page 2)
                                                                REV. 1/92

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      Eligix Incorporated Debtor in Possession

CASE NUMBER:    03-11584 CJK

MONTH OF:       October 31, 2003
                    Note 1

3.   BANK ACCOUNTS

                                                              ACCOUNT TYPE
                               Operating      Tax       Payroll      Other       Total
                               ---------   ---------   ---------   ---------   ---------
     Bank Name            (1)  Eligix Inc does not have any bank accounts or Cash under its own name, and it does not have any employees on stand alone operations of its own. Its assets serve to support,
                               and are being developed by, BTI its Corporate parent.

     Account#                  In prepetition period, Eligix Inc. and BTI were reported
                               as a consolidated group for tax & SEC purposes.

BEGINNING BOOK BALANCE

     PLUS: Deposits

     LESS: Disbursements

     Other:
      Transfers In (0ut)

     ______________________

ENDING BOOK BALANCE

     4. Post-petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below (attach separate sheet if necessary).

          Payments To/On                        Amount       Date       Check#
          --------------                       ---------   ---------   ---------
          Professionals (attorneys,
           accountants, etc.);

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

          Pre-petition debts:

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

                                                                      FORM OPR-1

CASE NAME: Eligix Inc. Debtor in Possession    COMPARATIVE BALANCE SHEETS

CASE NUMBER:  03-11584                         MONTH ENDED: OCTOBER 31, 2003

Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
ASSETS                                    _______   _______   _______   _______   _______   _______   _______

CURRENT ASSETS                            _______   _______   _______   _______   _______   _______   _______
 Cash

 Other negotiable instruments (i.e
   CD's, Treasury bills, etc.)            _______   _______   _______   _______   _______   _______   _______

 Accounts Receivable, Net (OPR-3)         _______   _______   _______   _______   _______   _______   _______

  Less allowance for doubtful accounts    _______   _______   _______   _______   _______   _______   _______

  Inventory, at cost                      _______   _______   _______   _______   _______   _______   _______

  Prepaid expenses and deposits           _______   _______   _______   _______   _______   _______   _______

  Investments                             _______   _______   _______   _______   _______   _______   _______

  Other: ______________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL CURRENT ASSETS                   _______   _______   _______   _______   _______   _______   _______

PROPERTY, PLANT AND EQUIPMENT, AT COST    _______   _______   _______   _______   _______   _______   _______

 Less Accumulated Depreciation            _______   _______   _______   _______   _______   _______   _______

  NET PROPERTY, PLANT AND EQUIPMENT       _______   _______   _______   _______   _______   _______   _______

OTHER ASSETS                              _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL ASSETS                           _______   _______   _______   _______   _______   _______   _______

* Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                                      FORM OPR-2

CASE NAME: Eligix Inc. Debtor in Possession      COMPARATIVE BALANCE SHEETS

CASE NUMBER: 03-11584                            MONTH ENDED: OCTOBER 31, 2003

Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH

LIABILITIES                               _______   _______   _______   _______   _______   _______   _______

POST PETITION LIABILITIES [OPR-4]            -0-    _______   _______   _______   _______   _______   _______

PRE PETITION LIABILITIES
 Priority Debt                            _______   _______   _______   _______   _______   _______   _______

 Secured Debt                             _______   _______   _______   _______   _______   _______   _______

 Unsecured Debt                           _______   _______   _______   _______   _______   _______   _______

  TOTAL PRE PETITION LIABILITIES          _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES                      _______   _______   _______   _______   _______   _______   _______

SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK                          _______   _______   _______   _______   _______   _______   _______

 COMMON STOCK                             _______   _______   _______   _______   _______   _______   _______

 PAID-IN CAPITAL                          _______   _______   _______   _______   _______   _______   _______

 RETAINED EARNINGS
  Through Filing Date                     _______   _______   _______   _______   _______   _______   _______

  Post Filing Date                        _______   _______   _______   _______   _______   _______   _______

   TOTAL SHAREHOLDERS' EQUITY             _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES AND                  _______   _______   _______   _______   _______   _______   _______
    SHAREHOLDERS' EQUITY

                                                                      FORM OPR-1
                                                                      FORM OPR-2

Case Name    Bio Transplant Incorporated Debtor in Possession
Case Number  03-211585 CJK
                 October 31, 2003

Case Name    Eligix Incorporated Debtor in Possession
Case Number  03-211584 CJK

While the cases for Bankruptcy purposes are separate, Bio Transplant and Eligix report on a consolidated basis for tax and Securities and Exchange Commission purposes. Accordingly, and because these reports will be disclosed under SEC 8-K filings, BTI and ELIGIX are filing these MOR's to reflect figures both on consolidated and stand alone bases

                                                                                               March 31, 2003
                                                                            Consolidated BTI       Eligix          BTI ONLY
       Cash                                                                 $      2,992,428                    $    2,992,428
       Accounts Receivable                                                           251,850           11,900          239,950
       Less allowance for DA                                                               -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 240,262                           240,262
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,992,015           11,900        3,980,115

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                0
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets                                                                                                          -
           Deposits                                                                  128,000          128,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                               18,048,922        2,089,110       13,959,812
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $         32,682   $        6,767   $       25,915
       Pre-Petition Liabilities
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                      1,089,049                         1,089,049
           Unsecured Debt-received post 2/27/03                                        1,227                             1,227
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,357,280           29,662        2,327,618
                                                                            --------------------------------------------------
           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,197,335           36,429        7,160,906
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       164,878,881                       162,878,881
           Retained Earnings                                                                                                 -
                          Through Filing Date                                   (153,252,212)                     (153,252,212)
                          Post Filing Date                                          (179,854)               -         (173,087)
                          ELIGIX Unadj. Retained Earnings-at Filing Date                   -        2,059,448       (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing Date                             (6,767)               -
                                                                            --------------------------------------------------
           Total Shareholder's Equity                                              8,851,587        2,052,881        6,798,906
                                                                            --------------------------------------------------
           Total Liabilities and Shareholders Equity                        $     16,048,922   $    2,089,110   $   13,959,812
                                                                            ==================================================

                                                                                               April 30, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,810,351                    $    2,810,351
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                  89,368                            89,368
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,657,566           11,900        3,645,666

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                               15,593,473        1,968,110       13,625,363
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        378,739   $       14,243    $     364,496
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        895,788                           895,788
           Unsecured Debt-received post 2/27/03                                        2,060                             2,060
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,164,852           29,662        2,135,190
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,350,964           43,905        7,307,059
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                   Retained Earnings                                                                                         -
                   Through Filing Date                                          (153,252,212)                     (153,252,212)
                   Post Filing Date                                                  174,203                           174,203
                   ELIGIX Unadj. Retained Earnings-at Filing Date                   (963,134)               -         (827,892)
                   ELIGIX Unadj. Retained Earnings-Post Filing Date                                 2,059,448       (2,059,448)
                                                                                                     (135,243)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,242,510        1,924,206        6,318,304
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,593,473   $    1,968,110    $  13,625,363
                                                                            ==================================================

                                                                                               May 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,700,387                    $    2,700,387
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 229,996                           229,996
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,688,230           11,900        3,676,330

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,968,110        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856(A)
           Goodwill                                                                2,621,187                         2,621,187(A)
                                                                            --------------------------------------------------
       Total Assets                                                               15,624,137        1,968,110       13,656,027
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        748,237   $       14,388    $     733,849
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805(D)
           Secured Debt                                                                    -           11,553                -(C)
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        893,130                           893,130(B)
           Unsecured Debt-received post 2/27/03                                       15,447                            15,447
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,175,581           29,662        2,145,919
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373(A)
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,731,191           44,050        7,687,141
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)(E)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                    Retained Earnings                                                                                        -
                    Through Filing Date                                         (153,252,212)                     (153,252,212)(A)
                    Post Filing Date                                                 160,815                           160,815 (F)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                (1,299,310)               -       (1,163,922)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date               2,059,448       (2,059,448)
                                                                                                     (135,388)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  7,892,946        1,924,061        5,968,885
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,624,137   $    1,968,110    $  13,656,027
                                                                            ==================================================

                                                          JUNE 30, 2003                                 JULY 31, 2003
                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY      CONSOLIDATED BTI    ELIGIX    BTI ONLY
       Cash                              $  2,462,160                 $ 2,462,160          $  2,397,325            $  2,397,325
       Accounts Receivable                    179,795       11,900        167,895               119,795     11,900      107,895
       Less allowances for DA                       -                           -                     -                       -
       Inventory at Cost                      507,475            -        507,475               507,475          -      507,475
       Prepaid Expenses and Deposits          213,445                     213,445               193,144                 193,144
       Investments                                  -                           -                     -                       -
       Other                                                                    -                                             -
                                                                                -                                             -
                                         --------------------------------------------------------------------------------------
       Total Current Assets                 3,362,875       11,900      3,350,975             3,217,739     11,900    3,205,839

       Property, Plant and Equipment                                                                                          -
           BioTransplant                    7,388,148                   7,388,148             7,388,148               7,388,148
           Eligix Assets                    1,949,210    1,949,210              -             1,949,210  1,949,210            -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)        (6,172,494)             (6,172,494)(A)
                                         --------------------------------------------------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,654             3,164,864  1,949,210    1,215,654
                                                                                                                              -
       Other Assets                                                                                                           -
           Deposits                             7,000        7,000              -                 7,000      7,000            -
           Intangible Assets                6,142,856                   6,142,856(A)          6,142,856               6,142,856 (A)
           Goodwill                         2,621,187                   2,621,187(A)          2,621,187               2,621,187 (A)
                                         --------------------------------------------------------------------------------------
       Total Assets                        15,298,782    1,968,110     13,330,672           $15,153,646 $1,968,110  $13,185,536
                                         ======================================================================================

       Liabilities
       Post Petition Liabilities         $    700,333   $   17,430    $   682,803           $   793,280  $  17,904  $   775,376
       Pre-Petition Liabilities                                                 -                                             -
           Priority Debt                       11,805                      11,805(D)             11,805                  11,805 (D)
           Secured Debt                             -       11,553              -(C)                  -     11,553            - (C)
           Unsecured Debt                   1,256,199       18,109      1,225,537             1,255,199     18,109    1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130(B)(F)         893,130                 893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        21,526            -         21,526                30,405          -       30,405
                                          -------------------------------------------------------------------------------------
           Total Pre-Petition Liabilities   2,181,660       29,662      2,151,998             2,190,539     29,662    2,160,877
                                          -------------------------------------------------------------------------------------
                                                                                                                              -
           Deferred Revenue                 4,807,373                   4,807,373(A)          4,807,373               4,807,373 (A)
                                                                                                                              -
                                          -------------------------------------------------------------------------------------
           Total Liabilities                7,689,366       47,092      7,642,274             7,791,192     47,566    7,743,626
                                          -------------------------------------------------------------------------------------
                                                                                                                              -
       Shareholder's Equity (Deficit)                                           -                                             -
           Deferred Compensation             (851,412)                   (851,412)(E)          (851,412)               (851,412)(E)
           Preferred Stock                          -                           -                     -                       -
           Common Stock                       256,241                     266,241               256,241                 256,241
           Paid in Capital                162,879,450                 162,879,450           162,879,450             162,879,450
           Retained Earnings                                                    -                                             -
               Through Filing Date       (153,252,212)               (153,252,212)(A)      (153,252,212)           (153,252,212)(A)
               Adj. to RE pre-petition        154,736                     154,736 (F),(F1)      145,857                 145,857 (F)
               Post Filing Date            (1,577,367)           -      1,438,967            (1,815,470)         -   (1,676,566)
               ELIGIX Unadj. Retained
               Earnings - at Filing Date           -     2,059,448     (2,059,448)                    -  2,059,448   (2,059,448)
               ELIGIX Unadj. Retained
               Earnings - Post Filing Date                (138,430)             -                         (138,904)           -
                                          -------------------------------------------------------------------------------------
       Total Shareholder's Equity           7,609,416    1,921,016      5,686,398             7,362,454  1,920,544    5,441,910
                                          -------------------------------------------------------------------------------------
                                                    -                           -                     -                       -
                                          -------------------------------------------------------------------------------------
       Total Liabilities and
       Shareholders Equity                $15,298,782   $1,968,110   $ 13,330,671          $ 15,153,646 $1,968,110 $ 13,185,536
                                          =====================================================================================

                                                         AUGUST 31, 2003                         SEPTEMBER 30, 2003
                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY      CONSOLIDATED BTI    ELIGIX    BTI ONLY
       Cash                              $  2,392,624                $  2,392,624          $  2,044,560            $  2,044,560
       Accounts Receivable                     59,795       11,900         47,895                59,795     11,900       47,895
       Less allowances for DA                                    -              -                     -                       -
       Inventory at Cost                      507,475            -        507,475               507,475                 507,475
       Prepaid Expenses and Deposits          172,843                     172,843               152,642                       -
       Investments                                  -                           -                     -                       -
       Other                                                                    -                                             -
                                         -------------------------------------------------------------------------------------
       Total Current Assets                 3,132,737       11,900      3,120,837             2,764,372     11,900    2,752,472

       Property, Plant and Equipment
           BioTransplant                    7,388,148                   7,388,148             7,388,148               7,388,148
           Eligix Assets                    1,949,210    1,949,210              -             1,949,210  1,549,210           -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)        (6,172,494)             (6,172,494)(A)
                                         -------------------------------------------------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,854             3,164,864  1,949,210    1,215,854

       Other Assets
           Deposits                             7,000        7,000              -                 7,000      7,000            -
           Intangible Assets                6,142,856                   6,142,856             6,142,856               6,142,856 (A)
           Goodwill                         2,621,187                   2,621,187 (A)         2,621,187               2,621,187 (A)
                                         -------------------------------------------------------------------------------------
       Total Assets                      $ 15,068,644   $1,968,110   $ 13,100,534          $ 14,700,279 $1,968,110  $12,732,169
                                         =====================================================================================

       Liabilities
       Post Petition Liabilities         $    915,559   $   18,225   $    897,334          $    728,051 $   19,404  $   706,647 (E)
       Pre-Petion Liabilities                                                   -
           Priority Debt                       11,805                      11,805 (D)            11,805                  11,805 (D)
           Secured Debt                             -       11,553              - (C)                 -     11,553            - (C)
           Unsecured Debt                   1,255,199       18,109      1,225,537             1,225,199     18,109    1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130 (B)           893,130                 893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        30,405                      30,405                33,080          -       33,080
                                         -------------------------------------------------------------------------------------
           Total Pre-Petition
           Liabilities                      2,190,539       29,662      2,160,877             2,193,214     29,662    2,163,552
                                         -------------------------------------------------------------------------------------

           Deferred Revenue                 4,807,373                   4,807,373 (A)         4,807,373               4,807,373 (A)
                                         -------------------------------------------------------------------------------------
           Total Liabilities                7,913,471       47,413      7,866,058             7,728,638     49,056    7,679,572
                                         -------------------------------------------------------------------------------------

       Shareholder's Equity (Deficit)
           Deferred Compensation             (851,412)                   (851,412)(E)          (851,412)               (851,412)(E)
           Preferred Stock                          -                           -                     -                       -
           Common Stock                       256,241                     256,241               256,241                 256,241
           Paid in Capital                162,879,450                 162,879,450           162,879,450             162,879,450
               Retained Earnings                    -                           -                     -                       -
               Through Filing Date       (153,252,212)               (153,252,212)(A)      (153,252,212)           (153,252,212)(A)
               Adj. to RE pre-petition
               Post Filing Date               145,857            -        145,857 (F)           143,182                 143,182 (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing Date     (2,022,751)           -     (1,883,526)           (2,203,606)         -   (2,063,204)
               ELIGIX Unadj. Retained
               Earnings-Post Filing Date            -    2,059,448     (2,059,448)                    -  2,059,448   (2,059,446)
                                                          (139,225)             -                         (140,404)           -
                                         -------------------------------------------------------------------------------------
       Total Shareholder's Equity           7,155,173    1,920,697      5,234,476             5,971,641  1,919,044    5,052,597
                                         -------------------------------------------------------------------------------------
                                                    -                           -
                                         -------------------------------------------------------------------------------------
       Total Liabilities and
       Shareholders Equity               $ 15,068,644   $1,968,110   $ 13,100,534          $ 14,700,279 $1,968,110 $ 12,732,169
                                         =====================================================================================

                                                        31-Oct-03

                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY
       Cash                              $  2,159,588                $  2,159,588
       Accounts Receivable                     59,795       11,900         47,895
       Less allowances for DA                       -                           -
       Inventory at Cost                      507,475            -        507,475
       Prepaid Expenses and Deposits          105,937                     105,937
       Investments                                  -                           -
       Other                                                                    -
                                         --------------------------------------------
       Total Current Assets                 2,832,795       11,900      2,820,895

       Property, Plant and Equipment
           BioTransplant                    7,388,148                   7,388,148
           Eligix Assets                    1,949,210    1,949,210              -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)
                                         --------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,654

       Other Assets
           Deposits                             7,000        7,000              -
           Intangible Assets                6,142,856                   6,142,856
           Goodwill                         2,621,187                   2,621,187 (A)
                                         --------------------------------------------
       Total Assets                      $ 14,768,702   $1,968,110   $ 12,800,592
                                         ============================================

       Liabilities
       Post Petition Liabilities         $    864,454   $   19,404   $    845,050
       Pre-Petion Liabilities                                                   -
           Priority Debt                       11,805                      11,805 (D)
           Secured Debt                             -       11,553              - (C)
           Unsecured Debt                   1,255,199       18,109      1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        35,815            -         35,815
                                         --------------------------------------------
           Total Pre-Petition
           Liabilities                      2,195,949       29,662      2,166,287
                                         --------------------------------------------

           Deferred Revenue                 4,807,373                   4,807,373 (A)
                                         --------------------------------------------
           Total Liabilities                7,867,776       49,066      7,818,710
                                         --------------------------------------------

       Shareholder's Equity (Deficit)
           Deferred Compensation             (851,412)                   (851,412)(E)
           Preferred Stock                          -                           -
           Common Stock                       256,336                     256,336
           Paid in Capital                162,879,735                 162,879,735
               Retained Earnings                    -                           -
               Through Filing Date       (153,252,212)               (153,252,212)(A)
               Adj. to RE pre-petition
               Post Filing Date               140,447            -        140,447 (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing Date     (2,271,968)           -     (2,131,564)
               ELIGIX Unadj. Retained
               Earnings-Post Filing Date            -    2,059,448     (2,059,448)
                                                          (140,404)             -
                                         --------------------------------------------
       Total Shareholder's Equity           6,900,926    1,919,044      4,961,882
                                         --------------------------------------------

                                         --------------------------------------------
       Total Liabilities and
       Shareholders Equity               $ 14,768,702   $1,968,110   $ 12,800,592
                                         ============================================



       (A) Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. As of May 28, 2003, Biotransplant Incorporated has not closed its December 31, 2002 accounting records as a results of a delay in completing the 2002 year end audit due to chapter 11 filing.

       The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue
       (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

       (B) We expect this amount will also be adjusted downward upon the completion of our 2002 year end audit.

       (C) Plus undetermined value of debt secured by Collateral for BioTransplant Incorporated.

       (D) Amount reflects joint obligation of BioTransplant Incorporated and Eligix, Inc. for tax and SEC reporting purposes.

       (E) Deferred compensation is the net amount of expense to be amortized and recognized relating to stock based compensation granted by BTI to its employees.

       (F) $107,000 of accrued vacation was reversed in April. It related to pre-petition period. All of the accrued vacation sums were paid in January 03. $67,000 of pre-petition accrued legal fees were reversed as they had been paid pre-petition. $13,388 of new invoices received which related to expenses incurred during pre-petition period.

                                                                      FORM OPR-3

CASE NAME: Eligix Inc. Debtor in possession      SUMMARY OF ACCOUNTS RECEIVABLE

CASE NUMBER: 03-11584                            MONTH ENDED: OCTOBER 31, 2003

                                                          0-30         31-60          61-90       OVER
                                           TOTAL          DAYS          DAYS          DAYS       90 DAYS
DATE OF FILING 2/27/03                   $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)          (0)

MONTH: 3/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)          (0)

MONTH: 4/30/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 5/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)


MONTH: 6/30/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 7/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)           (1)  (_________)

MONTH: 8/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

Date of Filing: 9/30/03                  $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)  (_________)

MONTH: 10/31/03                          $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)


Note: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4

CASE NAME: Eligix Inc. Debtor in possessions    SCHEDULE OF POSTPETITION LIABILITIES

CASE NUMBER:  03-11584                          MONTH ENDED: OCTOBER 31, 2003

                                     DATE       DATE       TOTAL      0-30      31-60      61-90      OVER
                                   INCURRED      DUE        DUE       DAYS      DAYS       DAYS      90 DAYS
TAXES PAYABLE
 Federal Income Taxes              ________   ________   ________   ________   ________   ________   ________

 FICA - Employer's share           ________   ________   ________   ________   ________   ________   ________

 FICA - Employee's share           ________   ________   ________   ________   ________   ________   ________

 Unemployment Tax                  ________   ________   ________   ________   ________   ________   ________

 State Income Tax                  ________   ________   ________   ________   ________   ________   ________

 State Sales & Use Tax             ________   ________   ________   ________   ________   ________   ________

 State ____ Tax.                   ________   ________   ________   ________   ________   ________   ________

 Personal Property Tax             ________   ________   ________   ________   ________   ________   ________

   TOTAL TAXES PAYABLE             ________   ________   ________   ________   ________   ________   ________

POSTPETITION SECURED DEBT          ________   ________   ________   ________   ________   ________   ________

POSTPETITION UNSECURED DEBT        ________    ________  ________   ________   ________   ________   ________

ACCRUED INTEREST PAYABLE           ________   ________   ________   ________   ________   ________   ________

TRADE ACCOUNTS PAYABLE & OTHER:
(list separately*)

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

 TOTALS                            ________   ________   ________   ________   ________   ________   ________

* Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

                                                                      FORM OPR-5

CASE NAME:  ELIGIX INC.                        INCOME STATEMENT

CASE NUMBER 03-11584                           MONTH ENDED:  OCTOBER 31, 2003

Please see attached

                                                                                                      FILING
                                     MONTH     MONTH      MONTH      MONTH      MONTH      MONTH     TO DATE
                                   ________   ________   ________   ________   ________   ________   ________

NET REVENUE (INCOME)               ________   ________   ________   ________   ________   ________   ________

COST OF GOODS SOLD
 Materials                         ________   ________   ________   ________   ________   ________   ________

 Labor - Direct                    ________   ________   ________   ________   ________   ________   ________

 Manufacturing Overhead            ________   ________   ________   ________   ________   ________   ________

   TOTAL COST OF GOODS SOLD        ________   ________   ________   ________   ________   ________   ________

GROSS PROFIT                       ________   ________   ________   ________   ________   ________   ________

OPERATING EXPENSES
 Selling and Marketing             ________   ________   ________   ________   ________   ________   ________

 General and Administrative        ________   ________   ________   ________   ________   ________   ________

 Other: ______________             ________   ________   ________   ________   ________   ________   ________

   TOTAL OPERATING EXPENSES        ________   ________   ________   ________   ________   ________   ________

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ________   ________   ________   ________   ________   ________   ________

INTEREST EXPENSE                   ________   ________   ________   ________   ________   ________   ________

DEPRECIATION                       ________   ________   ________   ________   ________   ________   ________

INCOME TAX EXPENSE (BENEFIT)       ________   ________   ________   ________   ________   ________   ________

EXTRAORDINARY INCOME (EXPENSE)     ________   ________   ________   ________   ________   ________   ________

    NET INCOME (LOSS)              ________   ________   ________   ________   ________   ________   ________

Requires Footnote

                                                                      Form OPR-5

Case Name       Eligix Inc. Debtor in Possession
Case Number     03-11584 CJK

Month Ended October 31, 2003

                                 March 31,   April 30,       May 31,     June 30,    July 31,  August 31,  September 30, October 31,
                                   2003        2003           2003        2003        2003       2003          2003         2003
Net Revenue                      $       - $         -    $        -   $         -  $          $      -    $      -      $     -

Cost of Goods Sold
             Materials
             Labor-Direct
             Manufacturing OH
             Total Cost
             of Goods Sold

Gross Profit                             -           -             -

Operating Expenses

             Selling and
              Marketing                  -           -             -
             General and
             Administrative          6,767     128,476(A)        145         3,042         474         321         1,179       -
             Other

             Total Operating
             Expenses                6,767     128,476           145         3,042         474         321         1,179       -

INCOME BEFORE INTEREST,
DEPRECIATION, TAXES OR
EXTRAORDINARY EXPENSES               6,767     128,476           145         3,042         474         321         1,179       -

Interest Expense                         -

Depreciation                             -           -             -                                    (B)           (B)      -

Income Tax Expense (Benefit)             -           -             -(B)

Extraordinary Income
 (Expense)                               -           -             -

Interest Income                          -           -             -
                                 ---------  -----------   -----------   ----------  ----------- -----------     --------- -------
Net Income (Loss)                $  (6,767) $ (128,476)   $     (145)   $   (3,042) $     (474) $     (321)   $   (1,179)      -
                                 =========  ===========   ===========   ==========  =========== ===========     ========= =======

(A) Includes $121,000 of expenses due to forfeiture of Medford facility lease cash deposit court approved settlement.

(B) As of August 31, 2003, BioTransplant Incorporated had not closed its December 31, 2002 accounting records. Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated.

The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

                                                                      FORM OPR-6

CASE NAME        ELIGIX INCORPORATED, DEBTOR IN POSSESSION

CASE NUMBER      03-11584 CJK

Month Ended October 31, 2003

                      STATEMENT OF SOURCES AND USES OF CASH

                                   MARCH 31,  APRIL 30,   MAY 31,     JUNE 30,    JULY 31,   AUGUST 31,   SEPTEMBER 30,  OCTOBER 31
                                    2003        2003       2003         2003       2003        2003           2003          2003
SOURCES OF CASH
       Income (Loss) From
       Operations                $   (6,767) $ (128,476) $   (145)   $  (3,042)  $    (474)  $    (321)   $  (1,179)     $  -
       Add: Depreciation,
       Amortization
       & Other Non-Cash Items

OPERATIONS
  Add: Decrease in Assets:
       Accounts Receivable                -           -         -
       Inventory                          -           -         -
       Prepaid Expenses &
       Deposits                           -           -         -
       Property, Plant and
       Equipment                          -           -         -
       Other                              -           -         -

       Increase in Liabilities
       Pre-Petition Liabilities           -           -         -
       Post Petition Liabilities          -           -         -

       TOTAL SOURCES OF CASH(A)      (6,767)   (128,476)     (145)      (3,042)       (474)       (321)      (1,179)         -

USES OF CASH
       Increase in Assets:
       Accounts Receivable                -           -         -
       Inventory                          -           -         -
       Prepaid Expenses &
       Deposits                           -           -         -
       Property, Plant and
       Equipment
       Other                              -           -         -

       Decrease in Liabilities
       Pre-Petition Liabilities           -           -         -
       Post Petition Liabilities          -           -         -

       TOTAL USES OF CASH(B)              -           -         -

NET SOURCE (USE) OF CASH
(A-B=NET)                        $   (6,767) $ (128,476) $   (145)   $  (3,042)  $    (474)  $    (321)   $  (1,179)     $  -

CASH-BEGINNING BALANCE           $        -  $        -  $      -    $       -   $       -   $       -    $       -      $  -
CASH_ENDING BALANCE              $        -  $        -  $      -    $       -   $       -   $       -    $       -      $  -


NOTE: Eligix incorporated is a wholly owned subsidiary of BioTransplant Incorporated.
Eligix Incorporated does not have any cash, all its expenses are paid for by BioTransplant Incorporated. BioTransplant Incorporated presents its financials on a consolidated basis.